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       SUPPLEMENT DATED DECEMBER 29, 2000 TO CENTURY SMALL CAP SELECT FUND
                       PROSPECTUS DATED DECEMBER 17, 1999


                       INCREASED REDEMPTION FEE FOR SHARES
                        PURCHASED AFTER JANUARY 31, 2001;
          TELEPHONIC EXCHANGE PRIVILEGE AVAILABLE TO CSCSF SHAREHOLDERS

The Trustees of Century Small Cap Select Fund (the "Fund") have concluded that excessive, short-term trading (market timing) disrupts portfolio management strategies and harms fund performance. To minimize harm to the Fund and its shareholders, the Fund has increased its redemption fee from 0.60% to 1.00%, in the case of Investor Shares, and from 0.50% to 1.00%, in the case of Institutional Shares. In each case, the increased fee will apply to the amount payable on redemption of shares purchased on or after January 31, 2001 and held less than 180 days.

THE FOLLOWING INFORMATION REPLACES THE "SHAREHOLDER FEES" SECTION UNDER THE HEADING "FUND FEES AND EXPENSES" ON PAGE 5 OF THE CURRENT PROSPECTUS OF THE FUND (DATED DECEMBER 17, 1999):

Shareholder Fees                                      Investor     Institutional
(fees paid directly from your investment):             Shares         Shares
                                                      --------     -------------
o Maximum Sales Charge (Load)
  Imposed on Purchases                                  NONE           NONE
o Maximum Deferred Sales Charge (Load)                  NONE           NONE
o Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends or other Distributions        NONE           NONE
o Redemption Fee on shares held less than 180
  days (as a % of amount redeemed)*                     1.00%          1.00%
o Exchange Fee                                          NONE           NONE
--------------------
* The Fund will deduct a short-term trading fee in the specified percentage from the redemption proceeds if you sell your shares after holding them less than 180 days. This fee is paid to the Fund (for the shareholders' benefit) rather than the Adviser or any broker, and is designed to offset the brokerage commissions and other costs associated with redemptions. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.

THE FOLLOWING TEXT REPLACES IN ITS ENTIRETY THE SECOND PARAGRAPH UNDER THE HEADING "PAYMENT FOR REDEEMED SHARES" IN THE SECTION TITLED "REDEEMING SHARES" ON PAGE 10 OF THE PROSPECTUS.

If you redeem shares within 180 days of purchase, the Fund will deduct a redemption fee from the proceeds payable to you. The redemption fee is 1.00% of the net asset value of the shares redeemed. This fee is retained by the Fund for the shareholders' benefit (and does not accrue to the Adviser) in order to offset the brokerage commissions and other costs associated with redemptions. In determining whether a redemption fee is payable when shares are redeemed, unless you instruct the Fund otherwise in writing, the Fund will first redeem shares that are not subject to the fee and then will redeem other shares in the order in which you purchased them. The redemption fee does not apply to:

o shares redeemed for the sole purpose of using the redemption proceeds to purchase shares of Century Shares Trust ("CST"), an open-end investment company also managed by the Adviser;
o shares acquired as a result of reinvesting dividends or other distributions of the Fund;
o shares held in an account of certain qualified retirement plans; or
o shares held in an account of certain broker wrap fee accounts.

The Trust may waive the fee in any case in its sole discretion.

THE FOLLOWING TEXT IS TO BE INSERTED AS A NEW PARAGRAPH AT PAGE 10 OF THE PROSPECTUS IN THE SECTION ENTITLED "REDEEMING SHARES" IMMEDIATELY PRECEDING THE SECTION ENTITLED "SHAREHOLDER ACCOUNT."

     Exchange Privilege. Effective January 8, 2001, you are permitted to redeem shares by telephone for the sole purpose of using the redemption proceeds to purchase shares of CST. Your redemption price for shares of the Fund and purchase price for shares of CST will be the net asset value per share for each fund next computed after we receive your request; you will not be charged any additional fees for these transactions. You may incur taxable gain or loss on the redemption of Fund shares. The Fund and its transfer agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. This privilege is automatically available to you without any further action on your part; however, the following procedures and restrictions apply:

o all shares of CST purchased with redemption proceeds must be registered in the same name, address, and taxpayer identification number as the shares of the Fund being redeemed;
o you should read CST's current prospectus before purchasing CST shares with redemption proceeds;
o if you have recently purchased Fund shares, your purchase of CST shares will be effected only after your purchase check has cleared (which may take up to 15 days from purchase);
o income dividends and capital gains distributions for your new CST shares will be treated in the same manner as they have been treated for your Fund shares, unless you change your choice in writing; and
o this exchange privilege is subject to the Fund's right to suspend redemptions as described in the prospectus.

The Fund may modify or terminate this privilege at any time without prior notice.

If you wish to utilize this exchange privilege, please telephone shareholder services at 1-800-321-1928. If you are unable to reach us, please contact the Fund by writing to the address provided in the prospectus.